SECURITIES AND EXCHANGE COMMISSION
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the Appropriate Box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive  Proxy  Statement
[X]  Definitive  Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                            IFS INTERNATIONAL, INC.
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:________

     2)  Aggregate number of securities to which transaction applies:___________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         =======================================================================
         -----------------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:_______________________

     5)  Total fee paid:________________________________________________________

[_]  Fee paid previously with preliminary materials

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:________________________________________________
     2)  Form, Schedule or Registration Statement No.:__________________________
     3)  Filing Party:__________________________________________________________
     4)  Date Filed:____________________________________________________________
                        Copies of all communications to:
                           MICHAEL D. DiGIOVANNA, Esq.
                           Parker Duryee Rosoff & Haft
                                529 Fifth Avenue
                            New York, New York 10017
                                 (212) 599-0500
                               Fax: (212) 972-9487

                             IFS INTERNATIONAL, INC.
                                 300 Jordan Road
                              Troy, New York 12180
                              --------------------

                       NOTICE OF ADJOURNED ANNUAL MEETING
                                 OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 21, 1997
                              -------------------


To the Stockholders of IFS INTERNATIONAL, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of IFS INTERNATIONAL, INC., a Delaware corporation (the"Company"), called to be held on October 28, 1997, was adjourned since a quorum of stockholders was not present at such meeting in person or by proxy for the transaction of business. The adjourned Annual Meeting of Stockholders (the "Adjourned Meeting") of the Company will be held at 300 Jordan Road, Troy, New York, on Friday, November 21, 1997 at the hour of 7:30 a.m., for the following purposes:

          1)  To elect eight Directors of the Company for the ensuing year;

          2) To ratify the selection of Urbach Kahn & Werlin PC as the Company's independent auditors for the fiscal year ending April 30, 1998; and

          3) To transact such other business as may properly come before the Meeting.

      Only stockholders of record at the close of business on September 8, 1997 are entitled to vote at the Adjourned Meeting or any adjournment thereof. As a quorum is necessary for the transaction of business at the Adjourned Meeting, it is imperative that you vote your stock in person or by proxy.

      A Proxy Statement and an Annual Report of the Company were previously sent to each stockholder of record at the close of business on September 8, 1997.




                                                   /s/ CARMEN A. PASCUITO
                                                   -----------------------------
                                                   CARMEN A. PASCUITO, Secretary


Troy, New York
October 30, 1997


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND PROMPTLY RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. ANY STOCKHOLDER MAY REVOKE HIS PROXY AT ANY TIME BEFORE THE MEETING BY GIVING WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.